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                     [CIGNA TREE LOGO GRAPHIC APPEARS HERE]


                                                         CIGNA VARIABLE PRODUCTS
                                                               MONEY MARKET FUND





                                                               SEMIANNUAL REPORT





                                                                   JUNE 30, 1999


                [CIGNA TREE LEAVES GRAPHIC APPEARS IN BACKGROUND]

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--------------------------------------------------------------------------------
                                                                               1



DEAR SHAREHOLDERS:

We are pleased to provide this report for CIGNA Variable Products Money Market Fund (the "Fund"), covering the six months ended June 30, 1999.

MARKET REVIEW

In the first half of 1999, inflation and the Federal Reserve Board ( the "Fed") ruled. In Alan Greenspan's Humphrey Hawkins testimony in February, he gave absolutely no hint that a shift in Fed sentiment had occurred. He did, however, lay out the scenario for what the market is terming the "New Paradigm." In this scenario, he explored the possibility that companies are now achieving profitable growth by investing in productivity enhancing, cost-cutting technology instead of higher prices. In other words, technology-driven productivity gains have made all the difference in our current economic cycle.

However, the fear of higher rates did start to rattle the markets in the second quarter. A series of strong economic indicators, lead by the Consumer Price Index ("CPI"), home sales and purchasing managers reports, caused bond yields to fluctuate around 6% and increased equity market volatility.

In late June, Greenspan cited the need for the Fed to be "modestly preemptive" which essentially confirmed to the markets that the Federal Reserve Open Market Committee would be raising the Fed funds rate to 5% at the June 30, meeting. However, after the meeting, the Fed went back to a neutral bias. The end result is a market more uncertain than ever over the future direction of Fed policy.

FUND ACTIVITY AND PERFORMANCE

On June 30, 1999, the portfolio composition was as follows: top-tier domestic commercial paper, 51.4%; top tier foreign commercial paper, 5.8%; and U.S. Government and agencies, 42.6%. The Fund is well diversified.

Total return for the six months ended June 30, 1999 was 2.27%, after expenses and reinvestment of dividends. By comparison, the Lipper Money Market Instrument Fund Average and three-month treasury bills, as reported by Lehman Brothers (which does not include investment expenses), returned 2.09% and 2.27%, respectively, for the six months ended June 30, 1999. As of June 30, 1999, the Fund's annualized 7-day yield was 4.59%, and its average portfolio maturity was 44 days. (Fund and Lipper returns are after expenses and reinvestment of dividends.)

OUTLOOK

We are almost 100 months into our current expansion, which makes this cycle the longest peacetime expansion in history. The markets are close to being overwhelmed with information under the new Fed practice of announcing policy changes after every meeting. A more substantial tightening had been expected, so the 25 basis point increase and an unchanged discount rate took many by surprise.

Moderation seems to be the key. Economic indicators will be closely scrutinized as they are reported. Every rock will be overturned looking for signs of strength and inflation. If the Fed is comfortable being modestly preemptive, and Fed policy is known to lag, then it is possible that one more tightening will occur. However, the looming Y2K issue is expected to take the Fed out of play in the fourth quarter, which leaves only the August and October meetings as likely alternatives.

The Fund is structured to take advantage of the volatile interest rate environment we expect to continue through year-end. The Fund has exposure in both fixed and floating rate securities. We will look to selectively add to our floating rate exposure as the opportunities arise. We will continue to focus on the nuances of our current cycle for clues to future Fed action and adjust the structure of the portfolio accordingly.


Sincerely,


/s/ Richard H. Forde

Richard H. Forde
PRESIDENT
CIGNA VARIABLE PRODUCTS MONEY MARKET FUND



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CIGNA VARIABLE PRODUCTS MONEY MARKET FUND INVESTMENTS IN SECURITIES            2
June 30, 1999 (Unaudited)

                                                         MARKET
                                             PRINCIPAL   VALUE
                                              (000)      (000)
-----------------------------------------------------------------
COMMERCIAL PAPER - 57.2%
DOMESTIC - 51.4%
Albertsons, Inc., 5.2%, 7/9/99                $ 1,000      $ 999
Archer Daniels Midland Co., 4.9%, 7/20/99         300        299
Bayer Corp., 4.8%, 7/7/99                       1,000        999
Bell Atlantic Financial Services, 5.21%,
  7/14/99                                         416        415
Cambell Soup Co., 4.98%, 7/1/99                   624        624
Fortune Brands, Inc., 4.85%, 7/7/99             1,000        999
General Electric Capital Corp., 5.17%,
  7/21/99                                       1,000        997
Morgan, (J.P.) and Co., Inc., 4.82%,7/7/99      1,000        999
Motorola Credit Corp., 4.95%, 7/1/99              861        861
Navistar Financial Owner Trust, 5.0%, 9/9/99      418        418
New York Times (The) Co., 4.86%, 7/6/99           900        899
Oge Energy Corp., 5.02%, 7/2/99                   600        600
Pfizer, Inc., 4.85%, 7/6/99                       820        820
Pioneer Hi-Bred Intl., Inc., 4.87%, 7/12/99     1,000        999
Rio Tinto America, Inc., 5.0%, 7/6/99             280        280
Southern California Edison Co., 4.9%, 7/8/99      948        947
TECO Finance, Inc., 4.83%, 7/23/99              1,100      1,097
Times Mirror Co., 5.2%, 7/21/99                   750        748
U.S. West Communications, Inc., 5.25%,
  7/13/99                                       1,000        998
                                                        ---------
                                                          14,998
                                                        ---------
FOREIGN - 5.8%
British Columbia (Province of), 4.83%,
  8/4/99                                          600        597
Shell Finance PLC, 5.3%, 7/9/99                 1,100      1,099
                                                        ---------
                                                           1,696
                                                        ---------
TOTAL COMMERCIAL PAPER                                    16,694
                                                        ---------



                                                         MARKET
                                             PRINCIPAL   VALUE
                                              (000)      (000)
-----------------------------------------------------------------
U.S. GOVERNMENT & AGENCIES - 42.6%
Federal Farm Credit Banks, 4.86%, 3/23/00*     $  500      $ 500
Federal Home Loan Banks,
   5.329%, 8/12/99*                               500        500
   5.0%, 12/29/99                                 500        500
   4.9%, 1/14/00                                  550        550
   5.339%, 3/24/00*                               750        750
   5.04%, 3/29/00                                 750        750
   5.08%,  4/10/00                                575        575
   5.07%, 4/7/00                                  600        600
   5.15%, 5/17/00                                 750        750
   5.299%, 6/9/00*                                670        670
Federal National Mortgage Assoc.,
   5.349%, 4/12/00*                             1,000      1,000
Student Loan Marketing Assoc.,
   5.539%, 12/2/99*                             1,000      1,000
   5.539%, 1/12/00*                             1,500      1,500
   5.539%, 12/16/99*                            1,000      1,000
   5.539%,1/20/00*                              1,000      1,000
   5.479%, 3/8/00*                                800        801
                                                        ---------
                                                          12,446
                                                        ---------


TOTAL INVESTMENTS IN SECURITIES - 99.8%
  (Total Cost - $29,139,853)                              29,140
Cash and Other Assets, Less Liabilities - 0.2%                58
                                                        ---------

NET ASSETS - 100.0%                                      $29,198
                                                        =========



*Variable rate security.  Rate is as of June 30, 1999.

The Notes to Financial Statements are an integral part of these statements.



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CIGNA VARIABLE PRODUCTS MONEY MARKET FUND                                      3

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999 (UNAUDITED)

                                                         (IN THOUSANDS)
                                                         --------------
ASSETS:
Investments in securities at value
    (Cost - $29,139,853)                                       $ 29,140
Cash on deposit with custodian                                        1
Interest receivable                                                  96
Investment for Trustees' deferred compensation plan                   3
Receivable from adviser                                               2
                                                       -----------------

      TOTAL ASSETS                                               29,242
                                                       -----------------
LIABILITIES:
Accrued audit and legal fees payable                                  5
Accrued advisory fees payable                                         9
Payable for Trustees' deferred compensation plan                      3
Other accrued expenses (including $10,849 due to
affiliates)                                                          27
                                                       -----------------

      TOTAL LIABILITIES                                              44
                                                       -----------------
NET ASSETS (Equivalent to $1.00 per share
    based on 29,198,314 shares outstanding)                    $ 29,198
                                                       =================
COMPONENTS OF NET ASSETS:
Paid in capital                                                $ 29,198
Undistributed net investment income                                   -
Accumulated net realized gain on investments                          -
Unrealized appreciation of investments                                -
                                                       -----------------

NET ASSETS                                                     $ 29,198
                                                       =================



STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)

                                                     (IN THOUSANDS)
                                                     --------------
INVESTMENT INCOME
INCOME:
    Interest                                                 $  745
                                                  ------------------
EXPENSES:
    Investment advisory fees                                     52
    Custodian fees                                               24
    Administrative services                                      14
    Auditing and legal fees                                       5
    Other                                                         2
                                                  ------------------

    Total expenses                                               97
    Less expenses waived by investment adviser                  (23)
                                                  ------------------

    Net expenses                                                 74
                                                  ------------------

NET INVESTMENT INCOME                                           671
                                                  ------------------


REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized gain from investments                            -
    Unrealized appreciation of investments                        -
                                                  ------------------
NET REALIZED AND UNREALIZED GAIN ON
    INVESTMENTS                                                   -
                                                  ------------------
NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS                                          $  671
                                                  ==================



The Notes to Financial Statements are an integral part of these statements.



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CIGNA VARIABLE PRODUCTS MONEY MARKET FUND                                      4



STATEMENT OF CHANGES IN NET ASSETS

                                                 (UNAUDITED)
                                                  SIX MONTHS          YEAR
                                                    ENDED            ENDED
                                                   JUNE 30,       DECEMBER 31,
                                                    1999             1998
                                                    ---------------------
                                                        (IN THOUSANDS)
                                                    ---------------------
OPERATIONS:
Net investment income                                 $   671         $ 1,045
Net realized gain from investments                          -               1
                                                 -------------     -----------


Net increase in net assets from operations                671           1,046
                                                 -------------     -----------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income                               (671)         (1,045)
From net realized capital gains                              -             (1)
                                                 -------------     -----------

Total distributions to shareholders                      (671)         (1,046)
                                                 -------------     -----------

CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares                      35,934          54,752
Net asset value of shares issued to
  shareholders in reinvestment of
  dividends and distributions                             670           1,044
                                                 -------------     -----------
                                                       36,604          55,796
Cost of shares redeemed                               (36,018)        (41,724)
                                                 -------------     -----------

Net increase from fund share transactions                 586          14,072
                                                 -------------     -----------

NET INCREASE IN NET ASSETS                                586          14,072

NET ASSETS:
Beginning of period                                    28,612          14,540
                                                 -------------     -----------
End of period                                        $ 29,198         $28,612
                                                =============     ===========



The Notes to Financial Statements are an integral part of these statements.



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CIGNA VARIABLE PRODUCTS MONEY MARKET FUND NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)                                                                    5


1. SIGNIFICANT ACCOUNTING POLICIES. CIGNA Variable Products Money Market Fund (the "Fund") is a separate series of CIGNA Variable Products Group, a Massachusetts business trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the Fund is to provide as high a level of current income as is consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value by investing in short-term money market instruments. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATION - The Fund's investments are valued at amortized cost, which the Board of Trustees has determined constitutes fair value and which at June 30, 1999 approximates cost for Federal income tax purposes.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income, which includes accretion of discount, is recorded on the accrual basis. Securities gains and losses are recognized on the specific cost identification basis.

C. FEDERAL TAXES - For Federal income tax purposes, the Fund is taxed as a separate entity. Its policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no Federal income or excise taxes on realized income or net capital gains have been accrued.

D. DIVIDENDS - Dividends from net investment income and net realized gains are declared and reinvested daily. Dividends and distributions are recorded by the Fund on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with Federal tax regulations which may differ from generally accepted accounting principles. To the extent that such differences are permanent, a reclassification to paid in capital may be required.

2. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES. Investment advisory fees are paid or accrued to CIGNA Investments, Inc. ("CII"), certain officers and directors of which are affiliated with the Fund. Such advisory fees are based on an annual rate of 0.35% applied to the average daily net assets of the Fund. CII has voluntarily agreed to reimburse the Fund for any amount by which its expenses (including the advisory fee but excluding interest, taxes, transaction costs incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) exceed 0.50% of average daily net assets until April 30, 2000 and thereafter to the extent described in the Fund's then current prospectus.

The Fund reimburses CII for a portion of the compensation and related expenses of the Trust's Treasurer and Secretary and certain persons who assist in carrying out the responsibilities of those offices. For the six month period ending June 30, 1999, the Fund paid or accrued $13,749.

CII is an indirect, wholly-owned subsidiary of CIGNA Corporation.

3. TRUSTEES' FEES. Trustees' fees represent remuneration paid or accrued to Trustees who are not employees of CIGNA Corporation or any of its affiliates. Trustees may elect to defer all or a portion of their fees which are invested in mutual fund shares in accordance with a deferred compensation plan.

4. CAPITAL STOCK. The Fund is a separate series of the Trust which offers an unlimited number of shares of beneficial interest, without par value. Connecticut General Life Insurance Company, an indirect, wholly-owned subsidiary of CIGNA Corporation, is the sole shareholder of the Fund.




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CIGNA VARIABLE PRODUCTS MONEY MARKET FUND NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (Continued)                                                        6



Transactions in capital stock were as follows:

-----------------------------------------------------------------------------------------------------
                                         Six Months Ended                        Year Ended
                                            June 30, 1999                     December 31, 1998
                                        Shares            Amount            Shares            Amount
-----------------------------------------------------------------------------------------------------
Amount sold                              35,934         $ 35,934             54,752         $ 54,752

Amount issued to shareholders
  in reinvestment of dividends
  and distributions                         670              670              1,044            1,044
                                     -----------     ------------        -----------     ------------
                                         36,604           36,604             55,796           55,796

Amount redeemed                         (36,018)         (36,018)           (41,724)         (41,724)
                                     -----------     ------------        -----------     ------------

Net increase                                586           $  586             14,072         $ 14,072
                                     ===========     ============        ===========     ============





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CIGNA VARIABLE PRODUCTS MONEY MARKET FUND NOTES TO FINANCIAL STATEMENTS
(Continued)                                                                    7



5. FINANCIAL HIGHLIGHTS. The following selected per share data, ratios and supplemental data is computed on the basis of a share outstanding throughout the period:


                                                        (UNAUDITED)
                                                         SIX MONTHS                                      MARCH 1,
                                                          ENDED                                          1996+ TO
                                                         JUNE 30,            YEARS ENDED DECEMBER 31,  DECEMBER 31,
                                                           1999            1998            1997            1996
--------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD                       $ 1.00          $ 1.00          $ 1.00          $ 1.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                        0.02            0.05            0.05            0.04
Net realized and unrealized gain on securities                -               -               -                -
                                                           -------         -------         -------          ------

TOTAL FROM INVESTMENT OPERATIONS                             0.02            0.05            0.05            0.04
                                                           -------         -------         -------          ------

LESS DISTRIBUTIONS:
Dividends from net investment income                        (0.02)          (0.05)          (0.05)           (0.04)
Distributions from capital gains                              -               -               -                -
                                                           -------         -------         -------          ------

TOTAL DISTRIBUTIONS                                         (0.02)          (0.05)          (0.05)           (0.04)
                                                           -------         -------         -------          ------

NET ASSET VALUE, END OF PERIOD                             $ 1.00          $ 1.00          $ 1.00          $ 1.00
                                                           =======         =======         =======         =======

TOTAL RETURN *                                               2.27%           5.14%           5.19%           4.18%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                  $ 29,198        $ 28,612        $ 14,540         $ 6,003
Ratio of operating expenses to average net assets **         0.50% ++        0.50%           0.50%           0.42%
Ratio of net investment income to average net assets***      4.52% ++        4.98%           5.07%           4.10%




+     Commencement of operations.
++    Annualized.
* Total return would have been lower if certain expenses had not been reimbursed by the Adviser. Total investment return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes distributions were reinvested at net asset value.
** Ratios of expenses to average net assets prior to reimbursement of expenses were 0.64% (annualized), 0.73%, 1.11% and 1.28%, respectively, for the 1999, 1998, 1997 and 1996 periods.
*** Ratios of net investment income to average net assets prior to reimbursement of expenses were 4.38% (annualized), 4.75%, *** 4.4% and 3.24%, respectively, for the 1999, 1998, 1997 and 1996 periods.




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CIGNA VARIABLE PRODUCTS MONEY MARKET FUND                                      8





TRUSTEES                                   Thomas C. Jones                      OFFICERS
Hugh R. Beath                              PRESIDENT, CIGNA INVESTMENT
ADVISORY DIRECTOR,                         MANAGEMENT AND CIGNA                 Richard H. Forde
ADMEDIA CORPORATE ADVISORS, INC.           INVESTMENTS, INC.                    PRESIDENT

                                                                                Alfred A. Bingham III
                                           Paul J. McDonald                     VICE PRESIDENT AND TREASURER
Russell H. Jones                           SENIOR EXECUTIVE VICE PRESIDENT
VICE PRESIDENT AND TREASURER,              AND CHIEF FINANCIAL OFFICER,         Jeffrey S. Winer
KAMAN CORPORATION                          FRIENDLY ICE CREAM CORPORATION       VICE PRESIDENT AND SECRETARY




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CIGNA Variable Products Money Market Fund is an open-end, diversified management investment company that invests primarily in short-term money market instruments. The investment adviser is CIGNA Investments, Inc., 900 Cottage
Grove Road, Hartford, Connecticut 06152.